UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): July 8, 2007
FIRST INDIANA CORPORATION
(Exact name of registrant as specified in its
charter)
INDIANA
(State of incorporation or organization)
0-14354
(Commission file number)
35-1692825
(I.R.S. Employer
Identification No.)
135 NORTH PENNSYLVANIA STREET
SUITE 2800
INDIANAPOLIS, INDIANA 46204
(Address of principal executive offices)
(317) 269-1200
(Registrant’s Telephone Number,
Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement
Item 7.01 Regulation FD Disclosure.
Item 8.01 Other Events.
ITEM 9.01. Financial Statements and Exhibits.
Signatures.
Agreement and Plan of Merger
Press Release
Stockholder Voting Agreement

ITEM 1.01. Entry into a Material Definitive Agreement
          On July 9, 2007, First Indiana Corporation (“First Indiana”) and Marshall & Ilsley Corporation (“M&I”) jointly announced the signing of a definitive agreement (the “Merger Agreement”) pursuant to which a wholly-owned subsidiary of M&I will be merged with and into First Indiana (the “Merger”), following which First Indiana will be a wholly-owned subsidiary of M&I. The Merger Agreement provides that upon the effective date of the Merger, shareholders of First Indiana will receive $32.00 in cash for each share of First Indiana common stock, $.01 par value per share, or an aggregate of approximately $529 million. The press release with respect to the Merger is attached as Exhibit 99.1 and is incorporated herein by reference.
          The Merger is expected to close in the fourth quarter of 2007 or early in the first quarter of 2008. The Agreement has been approved by the boards of directors of First Indiana and M&I. However, it is subject to certain other conditions, including the approval of the shareholders of First Indiana and the approval of regulatory authorities.
          The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
     On July 9, 2007, First Indiana Corporation issued a press release announcing the execution of the Merger Agreement. The press release is attached hereto as Exhibit 99.1.
Item 8.01 Other Events.
     On July 8, 2007, in connection with the execution of the Agreement and Plan of Merger as discussed in Item 1.01 above, several executive officers and the directors of First Indiana Corporation available in person entered into a Stockholder Voting Agreement in which they agreed to vote shares of common stock owned by them in favor of the merger. A copy of the Stockholder Voting Agreement is attached hereto as Exhibit 99.2.
ITEM 9.01. Financial Statements and Exhibits.
(c) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated July 8, 2007, among Marshall & Ilsley Corporation, FIC Acquisition Corporation and First Indiana Corporation.

99.1	Press Release dated July 9, 2007.

99.2	Stockholder Voting Agreement dated July 8, 2007.
Signatures.
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST INDIANA CORPORATION
Date: July 9, 2007	By:	/s/ Robert H. Warrington
Robert H. Warrington
President